Commitments	12 Months Ended
Mar. 31, 2018
Commitments
Commitments

 28. Commitments

A commitment is a contractual obligation to make a payment in the future, mainly in relation to leases and agreements to buy assets such as network infrastructure and IT systems. These amounts are not recorded in the consolidated statement of financial position since we have not yet received the goods or services from the supplier. The amounts below are the minimum amounts that we are committed to pay.

Accounting policies

Leases are classified as finance leases whenever the terms of the lease transfer substantially all the risks and rewards of ownership of the asset to the lessee. All other leases are classified as operating leases.

Assets held under finance leases are recognised as assets of the Group at their fair value at the inception of the lease or, if lower, at the present value of the minimum lease payments as determined at the inception of the lease. The corresponding liability to the lessor is included in the statement of financial position as a finance lease obligation. Lease payments are apportioned between finance charges and reduction of the lease obligation so as to achieve a constant rate of interest on the remaining balance of the liability. Finance charges are recognised in the income statement.

Rentals payable under operating leases are charged to the income statement on a straight-line basis over the term of the relevant lease. Benefits received and receivable as an incentive to enter into an operating lease are also spread on a straight-line basis over the lease term.

Operating lease commitments

The Group has entered into commercial leases on certain properties, network infrastructure, motor vehicles and items of equipment. The leases have various terms, escalation clauses, purchase options and renewal rights, none of which are individually significant to the Group. Future minimum lease payments under non-cancellable operating leases comprise:

	2018	2017
	€m	€m
Within one year	2,686	2,522
In more than one year but less than two years	1,633	1,487
In more than two years but less than three years	1,155	1,136
In more than three years but less than four years	903	882
In more than four years but less than five years	717	709
In more than five years	2,600	2,693
	9,694	9,429

The total of future minimum sublease payments expected to be received under non-cancellable subleases is €859 million (2017: €584 million).

Capital commitments

	Company and subsidiaries		Share of joint operations		Group
	2018	2017	2018	2017	2018	2017
	€m	€m	€m	€m	€m	€m
Contracts placed for future capital expenditure not provided in the financial statements[1]	2,630	2,052	76	88	2,706	2,140

Note:

1	Commitment includes contracts placed for property, plant and equipment and intangible assets.

Acquisition commitments

Vodafone India

On 20 March 2017, Vodafone announced the agreement to combine its subsidiary, Vodafone India (excluding its 42% stake in Indus Towers), with Idea Cellular Limited ('Idea'), which is listed on the Indian Stock Exchanges, with the combined company to be jointly controlled by Vodafone and the Aditya Birla Group (‘ABG’). Vodafone will own 45.1% of the combined company after transferring a stake of 4.9% to the Aditya Birla Group for approximately INR39 billion (approximately US$579 million) in cash concurrent with completion of the merger. ABG will then own 26.0% and has the right to acquire more shares from Vodafone under an agreed mechanism with a view to equalising the shareholdings over time. If Vodafone and ABG’s shareholdings in the combined company are not equal after four years, Vodafone will sell down shares in the combined company to equalise its shareholding to that of the ABG over the following five-year period. Until equalisation is achieved, the voting rights of the additional shares held by Vodafone will be restricted and votes will be exercised jointly under the terms of the shareholders’ agreement. The transaction has a break-fee of INR33 billion (US$500 million) that would become payable under certain circumstances.

On 4 January 2018 Idea announced its intention to raise up to INR67.5 billion (€882 million) of equity, which was  achieved through a INR32.5 billion (€425 million) preferential allotment to the ABG entities and an additional INR35.0 billion (€457 million) of equity raised through a qualified institutions placement. The proceeds from this capital raise, in addition to the INR78.5 billion (€1.0 billion) of proceeds from the announced disposals of Vodafone India’s and Idea’s standalone tower businesses, would be used to strengthen the balance sheet of the merged entity (Vodafone India and Idea).

As a consequence of the change in shareholding in Idea following the capital raise, ABG and Vodafone have agreed that ABG will buy a minimum of 2.5% of the merged entity from Vodafone, or such higher stake required in order for ABG to ultimately own at least 26% of the merged entity.

Consequently, Vodafone will receive minimum proceeds of INR19.6 billion (€256 million) from such sale and Vodafone’s ownership in the combined entity is expected to be not more than 47.5% at completion. Vodafone’s stake in the combined entity in excess of 45.1% will not be subject to any lock-up after closing and Vodafone will be free to sell the relevant shares without restrictions. Based on ABG’s shareholding in Idea as at 31 March 2018, ABG will need to acquire approximately 4.8% of the merged entity from Vodafone at completion in order to own at least 26% of the merged entity. This would result in Vodafone having an approximate 45.2% shareholding. The aforementioned changes to the capital structure were already contemplated in the scheme of arrangement for the merger, which has been approved by the Competition Commission of India, the shareholders and creditors of both Idea and Vodafone India, and the relevant National Company Law Tribunals. Foreign investment and Department of Telecommunications approvals are currently pending. As such, Vodafone now expects the merger to be completed in June 2018.

As per the agreement entered into on 20 March 2017, Vodafone India’s contribution of net debt to the merged entity and Vodafone Group’s funding requirement will be dependent on Idea’s net debt at completion of the merger, as well as customary closing adjustments, but is not affected by proceeds received in relation to the announced disposals of Vodafone India’s and Idea’s standalone towers and a potential monetisation of Idea’s 11.15% stake in Indus Towers. Vodafone will contribute INR24.8 billion (€323 million) more net debt than Idea at completion.

On 31 March 2018, Vodafone India completed the sale of its standalone tower business in India to ATC Telecom Infrastructure Private Limited ('ATC') for an enterprise value of INR38.5 billion (€478 million). The receipt of these proceeds prior to completion of the proposed merger of Vodafone

India and Idea was anticipated and provided for in the merger agreement and hence does not affect the agreed terms of the merger, including the amount of debt which Vodafone will contribute to the combined company at completion. Completion of Idea’s sale of its standalone tower business to ATC for INR40.0 billion is expected in the first half of this calendar year.

Following the completion of Idea's equity raise in February 2018, under the terms of the merger agreement with Idea the Group intends to inject up to €1 billion of incremental equity into India, net of the proceeds of the sale of a stake in the JV to the Aditya Birla Group, prior to completion.

Vodafone Greece

On 23 January 2018, Vodafone announced that Vodafone Greece had agreed to acquire CYTA Telecommunications Hellas S.A., a provider of fixed and mobile telecommunication services in Greece, for a total enterprise value of €118 million. The acquisition is subject to a number of conditions, including antitrust clearance by the relevant competent authorities.

Vodafone to acquire Liberty Global’s operations in Germany, the Czech Republic, Hungary and Romania

On 9 May 2018, Vodafone announced that it had agreed to acquire Liberty Global’s operations in Germany, the Czech Republic, Hungary and Romania for an enterprise value of €18.4 billion. See note 31 “Subsequent events” for further details.